EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Franklin Electric Co., Inc. (the “Company”) on Form 10-Q for the third quarter ending September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregg C. Sengstack, Chairman and Chief Executive Officer of the Company, certify to my knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 30, 2020

/s/ Gregg C. Sengstack
Gregg C. Sengstack
Chairman and Chief Executive Officer
Franklin Electric Co., Inc.